                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                            TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: JULY 1997
DISTRIBUTION DATE: 8/15/97



STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT

                                                                                                   Per $1,000 of  Original
                                                                                                       Class A/Class B
                                                                                                      Certificate Amount
                                                                                                   -----------------------
    (i)   Principal Distribution
            Class A Amount                                                    $13,219,756.30               $23.186249
            Class B Amount                                                       $695,776.65               $23.186249

   (ii)   Interest Distribution
            Class A Amount                                                     $1,050,231.00                $1.842010
            Class B Amount                                                        $55,275.32                $1.842010

  (iii)   Amount of Distribution allocable to the Yield Supplement Amount         $14,921.28
            Class A Amount                                                        $14,175.22
            Class B Amount                                                           $746.06

          Amount of Distribution allocable to the (Excess) Shortfall Amount       $43,566.85
            Class A Percentage                                                    $41,388.51
            Class B Percentage                                                     $2,178.34

  (iv)    Monthly Servicing Fee                                                  $188,975.44                $0.314873
            Monthly Supplemental Servicing Fee                                         $0.00                $0.000000
            Class A Percentage of the Servicing Fee                              $179,526.67                $0.314873
            Class A Percentage of the Supplemental Servicing Fee                       $0.00                $0.000000
            Class B Percentage of the Servicing Fee                                $9,448.77                $0.314873
            Class B Percentage of the Supplemental Servicing Fee                       $0.00

    (v)   Class A Principal Balance (end of Collection Period)               $202,212,243.81
          Class A Pool Factor (end of Collection Period)                           35.466186%
          Class B Principal Balance (end of Collection Period)                $10,642,749.67
          Class B Pool Factor (end of Collection Period)                           35.466186%

   (vi)   Pool Balance (end of Collection Period)                            $212,854,993.48

  (vii)   Class A Interest Carryover Shortfall                                         $0.00
          Class A Principal Carryover Shortfall                                        $0.00
          Class B Interest Carryover Shortfall                                         $0.00
          Class B Principal Carryover Shortfall                                        $0.00

 (viii)   Amount Otherwise Distributable to the Seller that is Distributed
            to Either the Class A or Class B Certificateholders                        $0.00                $0.000000

   (ix)   Balance of the Reserve Fund Property (end of Collection Period)
            Class A Amount                                                     $6,001,631.84
            Class B Amount                                                             $0.00

    (x)   Aggregate Purchase Amount of Receivables repurchased by the
            Seller or the Servicer                                                     $0.00


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